Quarterly Holdings Report
for
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
September 30, 2025
SYI-NPRT3-1125
1.9901942.104
U.S. Treasury Obligations - 98.6%
	Yield (%) (a)	Principal Amount (b)	Value ($)
US Treasury Bonds Inflation-Indexed 1.75% 1/15/2028	1.24 to 1.92	183,037,774	186,088,447
US Treasury Bonds Inflation-Indexed 2% 1/15/2026	-1.98 to 2.65	119,764,271	119,867,871
US Treasury Bonds Inflation-Indexed 2.375% 1/15/2027	-1.27 to 2.18	151,284,380	154,004,212
US Treasury Bonds Inflation-Indexed 2.5% 1/15/2029	1.71 to 1.89	163,555,455	170,942,034
US Treasury Bonds Inflation-Indexed 3.625% 4/15/2028	1.10 to 1.91	82,489,729	87,782,116
US Treasury Bonds Inflation-Indexed 3.875% 4/15/2029	1.25 to 2.29	182,360,352	199,426,917
US Treasury Notes Inflation-Indexed 0.125% 1/15/2030	1.21 to 1.82	377,687,488	360,681,952
US Treasury Notes Inflation-Indexed 0.125% 10/15/2025	-2.10 to 2.47	342,667,615	342,398,098
US Treasury Notes Inflation-Indexed 0.125% 10/15/2026	-1.83 to 1.97	423,815,192	421,490,889
US Treasury Notes Inflation-Indexed 0.125% 4/15/2026	-1.89 to 2.54	284,959,357	283,455,224
US Treasury Notes Inflation-Indexed 0.125% 4/15/2027	-0.44 to 1.89	360,750,495	355,814,380
US Treasury Notes Inflation-Indexed 0.125% 7/15/2026	-1.91 to 2.32	316,898,912	315,799,481
US Treasury Notes Inflation-Indexed 0.125% 7/15/2030	1.07 to 1.36	366,906,176	348,945,564
US Treasury Notes Inflation-Indexed 0.25% 7/15/2029	1.25 to 1.80	293,881,484	285,161,629
US Treasury Notes Inflation-Indexed 0.375% 1/15/2027	-1.74 to 2.40	271,468,677	269,400,670
US Treasury Notes Inflation-Indexed 0.375% 7/15/2027	-0.17 to 1.69	388,592,435	386,006,416
US Treasury Notes Inflation-Indexed 0.5% 1/15/2028	1.31 to 1.85	379,604,951	375,261,291
US Treasury Notes Inflation-Indexed 0.625% 1/15/2026	-1.97 to 2.71	314,467,589	313,571,551
US Treasury Notes Inflation-Indexed 0.75% 7/15/2028	0.92 to 1.76	348,508,768	346,949,982
US Treasury Notes Inflation-Indexed 0.875% 1/15/2029	0.96 to 1.89	261,507,316	259,565,537
US Treasury Notes Inflation-Indexed 1.25% 4/15/2028	1.27 to 1.96	366,829,606	368,281,311
US Treasury Notes Inflation-Indexed 1.625% 10/15/2027	1.32 to 2.23	379,835,082	385,983,213
US Treasury Notes Inflation-Indexed 1.625% 10/15/2029	0.99 to 1.99	413,086,835	421,360,411
US Treasury Notes Inflation-Indexed 1.625% 4/15/2030	1.41 to 1.57	461,032,726	468,223,803
US Treasury Notes Inflation-Indexed 2.125% 4/15/2029	1.05 to 2.29	395,434,123	408,245,841
US Treasury Notes Inflation-Indexed 2.375% 10/15/2028	1.04 to 2.43	387,180,370	403,349,541
TOTAL U.S. TREASURY OBLIGATIONS (Cost $7,939,728,184)			8,038,058,381

TOTAL INVESTMENT IN SECURITIES - 98.6% (Cost $7,939,728,184)	8,038,058,381
NET OTHER ASSETS (LIABILITIES) - 1.4%	115,459,189
NET ASSETS - 100.0%	8,153,517,570

Legend

(a)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(b)	Amount is stated in United States dollars unless otherwise noted.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	3,312,713	1,658,555,545	1,661,868,847	3,396,577	589	-	-	-	0.0%
Total	3,312,713	1,658,555,545	1,661,868,847	3,396,577	589	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.